UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-2341

                    Montgomery Street Income Securities, Inc.
               (Exact name of registrant as specified in charter)

                         225 W. Wacker Drive, Suite 950
                                Chicago, IL 60606
                    (Address of principal executive offices)

                            Mark D. Nerud, President
                         225 W. Wacker Drive, Suite 950
                                Chicago, IL 60606
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 338-5801

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2006 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1.  Reports to Stockholders.



                                                               (MONTGOMERY LOGO)

      Montgomery Street
      Income Securities, Inc.

      SEMIANNUAL REPORT TO STOCKHOLDERS
      JUNE 30, 2006 (UNAUDITED)

Portfolio Management Review
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The investments of Montgomery Street Income Securities, Inc. ("Fund") provided a total return based on net asset value ("NAV") of -0.85% for the six-month period ended June 30, 2006.(1) The total return of the Fund based on the market price of its New York Stock Exchange-traded shares was -0.90% for the same period. The total NAV return of the Fund underperformed the return of the unmanaged Lehman Brothers Aggregate Bond Index, which the Fund uses as a benchmark and which posted a total return of -0.73% for the six-month period.(2) Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

The Fund paid a quarterly dividend of $0.25 on April 28, 2006. The Fund's market price stood at $16.51 as of June 30, 2006, compared with $16.91 on December 31, 2005. The market price discount of the shares, as a percentage of NAV, was 11.00% on June 30, 2006. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

Continued economic expansion and elevated energy prices kept the Federal Open Market Committee ("FOMC") active during the first half of 2006. At its most recent meeting in June, the FOMC raised the Fed Funds rate another 25 basis points, their 17th consecutive increase, to a level of 5.25%. Employment, in the form of job creation, claims for unemployment insurance, and the overall unemployment rate, all suggested some tightness in the U.S. Labor market.

------------------------

(1) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government and corporate securities, mortgage pass- through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
 2   Montgomery Street Income Securities, Inc.

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Furthermore, continued strength in energy and commodity prices had begun to apply moderate upward pressure to core prices.

Overall, rising interest rates were detrimental to the performance of the Fund's holdings during the first half of 2006. For the first two quarters of 2006, the U.S. Treasury and investment grade bond sectors posted negative returns. In contrast, the "riskier" high yield bond sector fared better, posting solid gains. High yield bond outperformance during the first quarter was driven largely by investor optimism about the economy. Cash, as measured by three month Treasury bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues. The following chart details the change in level of interest rates for Treasury securities over the course of the first half:

                         Months
                12/31/2005    6/30/2006
1 Month          4.0317256     4.952558
6 Months         4.3750896     5.224555
1 Year           4.3866518     5.200009
2 Years          4.3999635        5.167
3 Years          4.3662895     5.132162
5 Years          4.3553675        5.103
10 Years         4.4001228     5.143287
20 Years         4.4912675     5.166064
30 Years             4.538        5.188


Effective as of the close of business on June 9, 2006, Hartford Investment Management Company ("Hartford") became the investment adviser of the Fund, and Jackson Fund Services ("JFS"), a division of Jackson National Asset Management, LLC, became the administrator of the Fund. Hartford and JFS succeeded Deutsche Investment Management Americas Inc., which managed and administered the Fund through June 9, 2006. Stockholders of the Fund approved a new investment advisory agreement with Hartford at the Fund's Annual Meeting of Stockholders that was held on July 13, 2006.
                                  Montgomery Street Income Securities, Inc.    3

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In assuming the portfolio management responsibilities of the Fund on June 9,
2006, Hartord's immediate goal was to increase the income and yield of the portfolio while maintaining a high overall average credit quality. The structural changes to the portfolio in June were made in an effort to achieve a balance between the overall credit quality of the Fund and the yield it was able to generate to support dividend payments.

At the end of the second quarter, the Fund was positioned defensively with respect to interest rate risk relative to the benchmark. During June, Hartford reduced the duration of the portfolio by 0.36 years, from 4.61 on June 9, 2006 to 4.25 on June 30, 2006. Most of this risk was taken out of the 10 to 15 year segments of the yield curve. This move positioned the portfolio closer to neutral in terms of yield curve exposure relative to the benchmark and was driven by the "flatness" of the yield curve and consensus expectations for moderating, non-recessionary economic growth.

On June 9, 2006, the Fund held approximately 50% of its assets in the mortgage and asset-backed securities sector and less than 1% allocated to high yield securities. Approximately 13% of the portfolio's assets were moved from the mortgage sector into high yield during the second half of June. The reduction in mortgage holdings and a concomitant increase in the portfolio's high yield exposure improved the yield of the portfolio with a moderate impact to overall average credit quality. Portfolio yield was increased over the period to 6.44% (from 5.95% at inception) with an ending portfolio quality rating of A1/AA- (down from Aa1/AA+ on June 9th).

As of June 30, 2006, the portfolio was defensively positioned for higher interest rates due to the expectation of trend-like growth in the U.S. economy and a typical late cycle up-tick in inflation over the next few months.

Hartford also increased the portfolio's allocation to the credit sector. The steady move to higher rates over the second quarter increased risk premiums among most sectors of the fixed income market. Following this re-pricing, Hartford now finds the valuation in the credit sector reasonably attractive on a risk-reward basis. Some risks remain, of course, particularly to corporations exposed to merger or share
 4   Montgomery Street Income Securities, Inc.

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repurchase activity, or, more generally, to the credit sector as a whole should the Fed over-tighten and send the economy into a sharper than expected slowdown. On the whole, though, Hartford sees reasonable opportunities in this sector and expects to further increase its exposure over the coming quarter. Given Hartford's outlook for slightly higher interest rates and continued global economic growth, Hartford also continues to see opportunities in the high yield and emerging market sectors.

JUNE 30, 2006
QUALITY DISTRIBUTION                                       PORTFOLIO   BENCHMARK
GOV*                                                         34.26%      71.06%
--------------------------------------------------------------------------------
Aaa                                                          20.67        7.91
--------------------------------------------------------------------------------
Aa                                                            2.40        5.28
--------------------------------------------------------------------------------
A                                                            14.37        8.26
--------------------------------------------------------------------------------
Baa                                                          14.53        7.48
--------------------------------------------------------------------------------
Ba                                                            3.81        0.01
--------------------------------------------------------------------------------
B and Lower                                                   9.96        0.00
--------------------------------------------------------------------------------
TOTAL                                                          100%        100%
--------------------------------------------------------------------------------

* GOV includes Cash, U.S. Treasury, and U.S. Agency.

JUNE 30, 2006
SECTOR DISTRIBUTION                                        PORTFOLIO   BENCHMARK
U.S. Treasury                                                 2.55%      25.03%
--------------------------------------------------------------------------------
U.S. TIPS                                                     2.68        0.00
--------------------------------------------------------------------------------
U.S. Agency                                                   0.09       11.29
--------------------------------------------------------------------------------
Credit                                                       36.69       22.05
--------------------------------------------------------------------------------
Agency MBS*                                                  35.68       34.93
--------------------------------------------------------------------------------
Asset-Backed Securities                                       5.51        1.23
--------------------------------------------------------------------------------
Commercial MBS*                                               1.77        4.45
--------------------------------------------------------------------------------
High Yield                                                   13.46        0.01
--------------------------------------------------------------------------------
Emerging Market                                               0.65        1.01
--------------------------------------------------------------------------------
Non-Dollar                                                    0.00        0.00
--------------------------------------------------------------------------------
Cash                                                          0.92        0.00
--------------------------------------------------------------------------------
TOTAL                                                          100%        100%
--------------------------------------------------------------------------------

* MBS = Mortgage-Backed security

                                  Montgomery Street Income Securities, Inc.    5

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The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and market value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. The Fund, as a closed-end fund, can trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. The Fund, therefore, cannot predict whether its shares will trade at, below or above net asset value.

NOT FDIC/NCUA INSURED. NO BANK GUARANTEE. MAY LOSE VALUE. NOT A DEPOSIT. NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

 6   Montgomery Street Income Securities, Inc.

Other Information
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DIVIDEND DECLARED

The Fund declared a dividend of $0.25 per share on April 6, 2006. The decrease in the dividend from prior periods reflected diminished current income received by the Fund, due in large part to a significant reduction in the high yield portion of the portfolio and the elimination of leverage in the form of mortgage dollar rolls. In addition, the duration of the portfolio was shortened and liquidity increased. These actions were undertaken in keeping with a belief that a more conservative investment posture was warranted during the first half of 2006, as well as in anticipation of the transition to a new investment adviser which occurred at the close of business on June 9, 2006.

LIMITED SHARE REPURCHASES

The Fund is authorized to repurchase a limited number of shares of the Fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 12,000 shares repurchased during the first quarter of 2006 and 12,000 shares repurchased during the second quarter. Up to 11,000 shares may be repurchased during the third quarter.

DIVIDEND REINVESTMENT AND CASH PURCHASE OPTION

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan ("Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the Fund. Stockholders who participate in the Plan can also purchase additional shares of the Fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 34 of this report. Effective June 9, 2006, Mellon Bank, N.A. became the new Plan Agent.

                                  Montgomery Street Income Securities, Inc.    7

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INVESTMENT PORTFOLIO

Following the Fund's first and third quarter-end, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission ("SEC") on Form N-Q. The form will be available on our website at www.montgomerystreetincome.com, or on the SEC's website at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING

Information about how the Fund voted any proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.montgomerystreetincome.com or on the SEC's website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling (877) 437-3938.

REPORTS TO STOCKHOLDERS

Those stockholders who wish to view the Fund's complete portfolio holdings listing for the first and third quarters may view the Form N-Q, as described above in the "Investment Portfolio" section of this report. The Fund's annual and semiannual reports to stockholders will be mailed to stockholders, and are also available on our website at www.montgomerystreetincome.com.

NET ASSET VALUE

The Fund's NAV is available daily on our website at www.montgomerystreetincome.com. The Fund's NAV and market value are published weekly on Monday in the Wall Street Journal under the heading "Closed End Funds". The Fund's NAV and market value also are published weekly in Barron's.

 8   Montgomery Street Income Securities, Inc.

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TRANSITION TO NEW INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

At its April 18, 2006 meeting, the Board of Directors concluded its search for a new investment adviser and administrator of the Fund. Effective at the close of business on June 9, 2006, Hartford became the investment adviser of the Fund pursuant to an interim investment advisory agreement that was approved by the Board of Directors. A definitive investment advisory agreement was approved by the stockholders of the Fund at the Annual Meeting of Stockholders held on July 13, 2006. For a description of the considerations of the Board of Directors please refer to the Investment Management Agreement Approval section beginning on page 38 of this report.

Also effective on June 9, 2006, JFS became the administrator of the Fund. Under the new administration agreement, JFS is required to provide the Fund's officers, fund accounting, fund administration, Board support, investor servicing, and oversight of the Fund's other service providers.

Also effective on June 9, 2006, Mellon Bank, N.A. ("Mellon Bank") became the new custodian of the Fund. Under the new custody agreement between the Fund and Mellon Bank, Mellon Bank has custody of the Fund's assets and acts as the Fund's foreign custody manager and primary custodian. In addition, Mellon Bank became the new plan agent of the Fund's Dividend Reinvestment and Cash Purchase Plan. Mellon Bank will delegate certain of its responsibilities under the Plan to its affiliates, Mellon Investor Services LLC and Mellon Securities LLC.

Also effective on June 9, 2006, Mellon Investor Services LLC became the new transfer agent, registrar and dividend disbursing agent of the Fund.

CHANGE IN PORTFOLIO MANAGERS

Due to the transition of investment advisers described above, as of the close of business on June 9, 2006, the following individuals of Hartford assumed portfolio management responsibility for the Fund: Jeffrey S. MacDonald, Charles Moon and Nasri A. Toutoungi.

                                  Montgomery Street Income Securities, Inc.    9

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CHANGE IN OFFICERS

Due to the transition of administrators for the Fund described above, the following individuals of JFS have been elected officers of the Fund, effective June 9, 2006:

Mark D. Nerud             President and Chief Executive Officer
Jeffrey C. Nellessen      Treasurer and Chief Financial Officer
Susan S. Rhee             Secretary and Chief Legal Officer
Toni M. Bugni             Chief Compliance Officer

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on July 13, 2006, based on Audit Committee recommendations and approvals, the full Board of Directors of the Fund approved Deloitte & Touche LLP as the Fund's registered public accounting firm for the fiscal year ending December 31, 2006.

 10   Montgomery Street Income Securities, Inc.

Investment Objectives and Policies
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INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.(1)

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets ("30% basket") may be invested in other U.S. or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

------------------------

(1) The Fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy. The Fund invests in mortgage dollar rolls, which are treated as a borrowing for reporting purposes.
                                 Montgomery Street Income Securities, Inc.    11

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The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the Fund's total assets.

The Fund may lend its portfolio securities to the extent permitted under the 1940 Act, as it may be amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less, and that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets which are excluded from the 30% basket.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

 12   Montgomery Street Income Securities, Inc.

 Investment Portfolio                            AS OF JUNE 30, 2006 (UNAUDITED)
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
                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
CORPORATE BONDS 41.5%
CONSUMER DISCRETIONARY 8.0%
Affinion Group, Inc., 144A, 10.13%, 10/15/2013               400,000          402,000
Altria Group, Inc., 7.00%, 11/4/2013                         250,000          263,750
AMFM, Inc., 8.00%, 11/1/2008                                 750,000          779,775
ArvinMeritor, 8.75%, 3/1/2012                                950,000          926,250
Asbury Automotive Group, Inc., 9.00%, 6/15/2012              250,000          247,500
Charter Communications Operating LLC, 144A, 8.00%,
  4/30/2012                                                  500,000          497,500
COX Communications, Inc., 5.45%, 12/15/2014                  500,000          462,299
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008         1,000,000          983,649
Dex Media West LLC/Dex Media Finance Co., 9.88%,
  8/15/2013                                                  450,000          487,685
ERAC USA Finance Co., 144A, 5.90%, 11/15/2015                429,000          415,668
Foot Locker, Inc., 8.50%, 1/15/2022                          155,000          156,356
Fortune Brands, Inc., 5.38%, 1/15/2016                       250,000          231,257
General Motors Corp., 6.38%, 5/1/2008                        750,000          714,375
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011                 500,000          548,750
Harrah's Operating Co., Inc., 5.63%, 6/1/2015              1,000,000          924,924
Hertz Corp., 144A, 10.50%, 1/1/2016                          460,000          487,600
Hilton Hotels Corp., 7.63%, 12/1/2012                        610,000          628,806
Inergy LP, 8.25%, 3/1/2016                                   450,000          454,500
JC Penney Co., Inc., 8.00%, 3/1/2010                         500,000          532,701
Mediacom LLC, 9.50%, 1/15/2013                               500,000          497,500
MGM Mirage, Inc., 8.50%, 9/15/2010                           500,000          519,375
Neiman-Marcus Group, Inc., 144A, 10.38%, 10/15/2015          450,000          478,125
Pokagon Gaming Authority, 144A, 10.38%, 6/15/2014            210,000          217,088
TCI Communications, Inc., 8.75%, 8/1/2015                     35,000           39,990
Tele-Communications-TCI Group, 10.13%, 4/15/2022           1,291,000        1,641,602
Time Warner, Inc., 6.75%, 4/15/2011                          800,000          820,166
Town Sports International, Inc., 9.63%, 4/15/2011            450,000          464,625
Viacom, Inc., 144A, 6.88%, 4/30/2036                         480,000          463,229
Wal-Mart Stores, Inc., 5.25%, 9/1/2035                       250,000          218,132
                                                                       ------------------
                                                                           15,505,177
CONSUMER STAPLES 2.1%
Anheuser-Busch Cos., Inc., 5.75%, 4/1/2036                   400,000          375,115
Archer-Daniels-Midland Co., 5.38%, 9/15/2035                 400,000          354,710
Coca-Cola Enterprises, Inc., 8.50%, 2/1/2022                 500,000          613,465
Delhaize America, Inc., 9.00%, 4/15/2031                     450,000          493,475
Dole Food Co., Inc., 8.63%, 5/1/2009                         950,000          907,250

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    13

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
                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
Fred Meyer, Inc., 7.45%, 3/1/2008                            750,000          768,407
Kraft Foods, Inc., 6.25%, 6/1/2012                           500,000          505,834
Pliant Corp., 11.63%, 6/15/2009 (c)                                5                5
                                                                       ------------------
                                                                            4,018,261
ENERGY 1.8%
Hess Corp., 7.13%, 3/15/2033                                 450,000          466,701
Energy Transfer Partners LP, 5.95%, 2/1/2015               2,000,000        1,925,936
Pemex Project Funding Master Trust, 144A, 5.75%,
  12/15/2015                                                 696,000          641,016
Valero Energy Corp., 7.50%, 4/15/2032                        430,000          466,854
                                                                       ------------------
                                                                            3,500,507
FINANCIALS 13.5%
Allstate Corp., 6.13%, 02/15/12                            1,000,000        1,016,469
American General Institute C, 144A, 7.57%, 12/1/2045         250,000          280,058
American International Group, Inc., 144A, 6.25%,
  5/1/2036                                                   350,000          335,451
Bank One Corp., 10.00%, 8/15/2010                            827,000          944,126
Citigroup, Inc., 6.00%, 10/31/2033                           500,000          473,671
Citizens Property Insurance Corp., 144A, 7.13%,
  2/25/2019                                                2,000,000        2,160,331
Dow Jones CDX North America High Yield Trust, 144A,
  8.625%, 6/29/2011 (b)                                    7,000,000        6,868,750
ERP Operating LP, 5.38%, 8/1/2016                            333,000          312,530
Farm Credit Bank, 7.56%, 11/30/2049                          170,000          177,548
Ford Capital BV, 9.50%, 6/1/2010                           1,000,000          905,000
GE Business Loan Trust:
  Interest Only 0.62%, 5/15/2034                          35,480,000          504,905
  6.28%, 5/15/2034                                           500,000          500,000
General Electric Capital Corp., 6.75%, 3/15/2032             750,000          800,568
General Motors Acceptance Corp.:
  6.15%, 4/5/2007                                             80,000           79,532
  6.13%, 8/28/2007                                           335,000          331,497
  6.88%, 9/15/2011                                           750,000          715,620
Goldman Sachs Group, Inc.:
  5.35%, 1/15/2016                                           505,000          476,923
  6.45%, 5/1/2036                                            400,000          383,208
HSBC Bank USA NA, 5.63%, 8/15/2035                           315,000          278,045
HSBC Holdings Plc, 6.50%, 5/2/2036                           500,000          491,539
JPMorgan Chase Capital XV, 5.88%, 3/15/2035                  205,000          181,911
JSG Funding Plc, 9.63%, 10/1/2012                            450,000          463,500
Merrill Lynch & Co., Inc., 4.79%, 8/4/2010                   329,000          317,836

    The accompanying notes are an integral part of the financial statements.

 14   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
PNC Funding Corp., 6.88%, 7/15/2007                        1,109,000        1,117,560
Powercor Australia LLC, 144A, 6.15%, 1/15/2008             1,000,000        1,006,247
Residential Capital Corp., 6.00%, 2/22/2011                  450,000          436,039
Simon Property Group LP, 6.10%, 5/1/2016                     600,000          595,367
Wachovia Capital Trust III, 5.80%, 3/15/2011               2,000,000        1,940,804
Washington Mutual, Inc., 5.12%, 12/25/2035                 1,320,000        1,273,620
Washington Mutual Preferred Funding Delaware, 144A,
  6.53%, 12/31/2049                                          600,000          574,836
                                                                       ------------------
                                                                           25,943,491
HEALTH CARE 1.1%
Genentech, Inc., 4.40%, 7/15/2010                          1,250,000        1,193,993
HCA, Inc., 8.75%, 9/1/2010                                   475,000          500,776
Wyeth, 6.50%, 2/1/2034                                       400,000          400,486
                                                                       ------------------
                                                                            2,095,255
INDUSTRIALS 0.4%
Systems 2001 Asset Trust, 144A, 7.16%, 12/15/2011            342,856          351,380
United Technologies Corp., 7.50%, 9/15/2029                  350,000          405,530
                                                                       ------------------
                                                                              756,910
INFORMATION TECHNOLOGY 0.4%
International Business Machines Corp., 8.38%,
  11/1/2019                                                  250,000          301,578
UGS Corp., 10.00%, 6/1/2012                                  450,000          483,750
                                                                       ------------------
                                                                              785,328
MATERIALS 2.2%
Chaparral Steel Co., 10.00%, 7/15/2013                       450,000          490,500
Equistar Chemicals LP, 8.75%, 2/15/2009                      850,000          877,625
Honeywell International, Inc., 5.70%, 3/15/2036              250,000          233,743
Koppers, Inc., 9.88%, 10/15/2013                             450,000          482,625
Monsanto Co., 4.00%, 5/15/08                               1,000,000          969,640
Newmont Mining Corp., 5.88%, 4/1/2035                        395,000          353,516
US Concrete, Inc., 144A, 8.38%, 4/1/2014                     240,000          235,824
Weyerhaeuser Co., 5.95%, 11/1/2008                           600,000          600,477
                                                                       ------------------
                                                                            4,243,950
TELECOMMUNICATION SERVICES 3.4%
AT&T Inc., 6.15%, 9/15/2034                                  500,000          458,876
Cisco Systems Inc., 5.50%, 2/22/2016                         308,000          295,750
Insight Midwest LP/Insight Capital, Inc.:
  9.75%, 10/1/2009                                           105,000          107,100
  10.50%, 11/1/2010                                          425,000          443,063
Intelsat Bermuda Ltd., 144A, 9.25%, 6/15/2016                255,000          263,288

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    15

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
MobiFon Holdings BV, 12.50%, 7/31/2010                       191,000          216,308
Nortel Networks Ltd., 144A, 9.73%*, 7/15/2011              1,000,000        1,017,500
Powercor Australia LLC, 144A, 9.00%, 6/15/2016               500,000          507,500
Sprint Capital Corp., 7.63%, 1/30/2011                     1,000,000        1,064,423
Verizon Global Funding Corp., 7.75%, 12/1/2030               195,000          210,317
Verizon New Jersey, Inc., 5.88%, 1/17/2012                   542,000          530,381
Vodafone Group Plc, 5.00%, 12/16/2013                        750,000          693,198
Windstream Corp., 144A, 8.63%, 8/01/2016                     670,000          685,075
                                                                       ------------------
                                                                            6,492,779
UTILITIES 8.6%
American Electric Power Co., Inc., 5.38%, 3/15/2010        1,000,000          984,340
Consolidated Edison Co., 8.13%, 5/1/2010                   1,115,000        1,208,879
Dominion Resources, Inc., 7.20%, 9/15/2014                   750,000          787,993
DTE Energy Co., 6.65%, 4/15/2009                           1,275,000        1,297,988
Duke Energy Corp., 7.38%, 3/1/2010                         1,500,000        1,574,597
FirstEnergy Corp., 6.45%, 11/15/2011                         500,000          508,761
New York State Electric & Gas Corp., 4.38%,
  11/15/2007                                               1,240,000        1,215,060
Nisource Finance Corp., 7.88%, 11/15/2010                  1,500,000        1,604,742
Northern States Power Co., 6.25%, 6/1/2036                   400,000          397,345
NRG Energy, Inc., 7.38%, 2/1/2016                            950,000          926,250
PSI Energy, Inc., 8.85%, 1/15/2022                         1,225,000        1,516,311
Puget Energy, Inc., 7.02%, 12/1/2027                       1,000,000        1,097,361
Rochester Gas & Electric Corp., 6.38%, 9/1/2033            1,600,000        1,638,150
TXU Energy Co. LLC, 7.00%, 3/15/2013                       1,740,000        1,776,084
                                                                       ------------------
                                                                           16,533,861
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $82,734,360)                                   79,875,519

FOREIGN BONDS -- US$ DENOMINATED 4.3%
FINANCIALS 2.6%
Royal Bank of Scotland Group Plc, 9.12%, 3/31/2010         1,200,000        1,317,840
Mizuho Financial Group (Cayman), 8.38%, 12/29/2049         1,405,000        1,472,721
Mizuho JGB Investment LLC, 144A, 9.87%, 12/30/2049         2,000,000        2,141,480
                                                                       ------------------
                                                                            4,932,041
CONSUMER DISCRETIONARY 0.2%
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011                347,000          373,041

    The accompanying notes are an integral part of the financial statements.

 16   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
TELECOMMUNICATION SERVICES 0.5%
Telecom Italia Capital SA:
  4.00%, 1/15/2010                                           360,000          336,879
  5.25%, 11/15/2013                                          330,000          305,074
  4.95%, 9/30/2014                                           365,000          326,769
                                                                       ------------------
                                                                              968,722
UTILITIES 1.0%
SPI Electricity & Gas Australia Holdings Property
  Ltd., 144A, 6.15%, 11/15/2013                            2,000,000        1,989,440
-----------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS -- US$DENOMINATED (Cost $8,557,806)                     8,263,244

ASSET BACKED 9.9%
AUTOMOBILE ASSET BACKED SECURITIES 0.0%
MMCA Automobile Trust, 4.30%, 3/15/2010                       92,627           92,545
COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED
  SECURITIES 3.0%
DLJ Mortgage Acceptance Corp., 144A, 6.82%,
  10/15/2030                                                 434,694          437,594
GMAC Commercial Mortgage Securities, Inc., 6.87%,
  7/15/2029                                                  150,229          151,427
JPMorgan Chase Commercial Mortgage Securities Corp.,
  4.90%, 1/12/2037                                         1,900,000        1,777,946
Mortgage Capital Funding, Inc., 7.29%, 7/20/2027              25,130           25,146
Prudential Securities Secured Financing Corp.,
  7.19%, 6/16/2031                                           962,741          992,256
Wells Fargo Mortgage-Backed Securities Trust, 5.24%,
  4/25/2036                                                2,379,585        2,351,053
                                                                       ------------------
                                                                            5,735,422
OTHER ASSET BACKED SECURITIES 6.9%
Banc of America Mortgage Securities, 4.82%*,
  9/25/2035                                                1,065,000        1,029,712
Citigroup Mortgage Loan Trust, Inc., 6.75%,
  8/25/2034                                                  808,601          812,644
Countrywide Alternative Loan Trust:
  5.50%, 8/25/2034                                           625,102          617,895
  6.00%, 2/25/2035                                           471,309          469,407
  6.00%, 8/25/2035                                           951,068          947,748
PG&E Energy Recovery Funding LLC, 5.03%, 3/25/2014         1,900,000        1,859,886
Residential Asset Securities Corp., 7.91%, 2/25/2031         801,382          798,445
Residential Asset Securitization Trust, 5.50%,
  4/25/2035                                                2,500,000        2,353,318

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
Wells Fargo Mortgage-Backed Securities Trust:
  5.00%, 3/25/2021                                         2,429,893        2,316,752
  4.11%*, 6/25/2035                                        2,079,924        2,014,121
                                                                       ------------------
                                                                           13,219,928
-----------------------------------------------------------------------------------------
TOTAL ASSET BACKED (Cost $19,559,127)                                      19,047,895

COLLATERALIZED MORTGAGE OBLIGATIONS 31.5%
Federal Home Loan Mortgage Corp.:
  5.50%, 12/15/2016                                          590,000          582,906
  5.00%, 5/15/2023                                         1,540,000        1,521,666
  4.50%, 2/15/2026                                           815,000          795,791
  5.50%, 7/15/2027                                           767,532          761,561
  6.00%, 5/15/2030                                           790,000          786,272
  4.50%, 4/15/2032                                         1,375,000        1,259,483
  4.50%, 7/15/2032                                           410,000          375,752
  5.00%, 12/15/2032                                          895,000          833,686
  5.00%, 10/15/2033                                        1,175,000        1,092,846
  5.00%, 8/15/2034                                         1,245,000        1,154,263
  6.50%, 10/1/2035                                         6,776,420        6,817,580
Federal National Mortgage Association:
  9.00%, 5/1/2009                                            207,639          213,404
  5.50%, 3/25/2017                                           855,000          847,552
  6.50%, 5/1/2017                                            221,360          224,570
  5.50%, 1/1/2021                                          3,859,031        3,788,623
  6.00%, 1/1/2023                                            573,317          570,762
  4.50%, 10/1/2023                                           749,851          694,471
  5.50%, 5/1/2025                                          2,598,462        2,521,032
  7.00%, 3/1/2031                                          4,730,039        4,902,578
  5.00%, 8/25/2033                                           295,000          273,540
  5.00%, 12/25/2033                                        1,060,000          984,360
  5.00%, 6/25/2034                                         1,105,000        1,089,805
  7.00%, 9/1/2035                                          3,215,380        3,289,865
  7.00%, 10/1/2035                                         4,489,136        4,593,128
  7.00%, 10/1/2035                                         9,913,309       10,142,953
  6.50%, 12/1/2035                                           689,304          692,988
  6.00%, 3/1/2036                                          3,885,225        3,805,699
  6.50%, 5/1/2036                                            599,216          602,418
  6.00%, 8/25/2044                                           780,757          772,921

    The accompanying notes are an integral part of the financial statements.

 18   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
Government National Mortgage Association:
  6.50%, 8/20/2034                                         1,217,848        1,228,871
  6.50%, 8/20/2035                                         3,402,381        3,432,817
-----------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,167,798)               60,654,163

MUNICIPAL BONDS AND NOTES 5.6%
Delaware, NJ, Port Authority Revenue, Port District
  Project, 7.46%, 1/1/2011 (a)                             1,000,000        1,071,650
Fultondale, AL, Core City, General Obligation,
  6.40%, 2/1/2022 (a)                                      1,340,000        1,376,247
Guin, AL, County General Obligation, Series B,
  8.25%, 6/1/2027 (a)                                      1,515,000        1,691,301
Idaho, Higher Education Revenue, Nazarene College
  Facilities, 8.34%, 11/1/2016 (d)                         1,000,000        1,008,590
Metropolitan Washington, DC, Apartment Authority
  System, Series C, 5.39%, 10/1/2015 (a)                   1,365,000        1,327,176
Pell City, AL, Core City General Obligation, 5.40%,
  8/1/2017 (a)                                             1,385,000        1,329,226
St. Paul, MN, Sales & Special Tax Revenue, Series A,
  6.94%, 11/1/2020 (a)                                     2,000,000        2,115,820
Washington, Industrial Development Revenue, 4.00%,
  10/1/2012 (a)                                              915,000          837,206
-----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $11,069,941)                         10,757,216

U.S. TREASURY OBLIGATIONS 5.1%
U.S. Treasury Bond, 5.38%, 2/15/2031                       2,597,000        2,641,840
U.S. Treasury Inflation Index Note, 3.63%, 01/15/08        4,000,000        5,074,751
U.S. Treasury Note:
  4.50%, 2/28/2011                                         1,465,000        1,428,489
  4.50%, 2/15/2016                                           105,000           99,898
  5.13%, 5/15/2016                                           665,000          664,220
-----------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,019,236)                          9,909,198

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                          AMOUNT ($)        VALUE ($)
                                                      -----------------------------------
SHORT-TERM INVESTMENTS 3.6%
COMMERCIAL PAPER 3.6%
Cargill Inc., 5.25%, 7/5/2006                              1,998,833        1,998,833
Merrill Lynch & Co., Inc., 5.30%, 7/5/2006                   974,426          974,426
Rabobank, 5.26%, 7/5/2006                                  1,998,831        1,998,831
UBS Finance Delaware LLC, 5.27%, 7/5/2006                  1,998,829        1,998,829
-----------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $6,970,919)                              6,970,919
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO (Cost $201,079,187)+               101.5%      195,478,154
OTHER ASSETS AND LIABILITIES, NET                              (1.5%)      (2,988,755)
-----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                100%      192,489,399
-----------------------------------------------------------------------------------------

Notes to the Schedule of Investments

(a) Bond is insured by one of these companies:

                                                                   AS A % OF TOTAL
INSURANCE COVERAGE                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------
Financial Guaranty Insurance Company                                           0.7
--------------------------------------------------------------------------------------
Financial Security Assurance Inc.                                              1.7
--------------------------------------------------------------------------------------
First Security Bank                                                            0.5
--------------------------------------------------------------------------------------
MBIA Corporation                                                               1.8
--------------------------------------------------------------------------------------
RaDain Asset Assurance                                                         0.9
--------------------------------------------------------------------------------------

(b) Certificates of beneficial interest in a Trust that has entered into a Repurchase Agreement and Credit Default Swap Agreements to track the Dow Jones CDX NA High Yield Index.

(c) Security is in default.

(d) Security incorporates a letter of credit from First Security Bank.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

+ The cost for federal income tax purposes was $205,565,338. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $10,087,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $147,975 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,235,159.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

144A: Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 20   Montgomery Street Income Securities, Inc.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2006 (Unaudited)

ASSETS
----------------------------------------------------------------------------------
Investments:
Investments in securities, at value (cost $201,079,187)       $    195,478,154
----------------------------------------------------------------------------------
Cash                                                                    98,809
----------------------------------------------------------------------------------
Receivable for investments sold                                      3,652,412
----------------------------------------------------------------------------------
Interest receivable                                                  2,042,972
----------------------------------------------------------------------------------
Other assets                                                           240,383
----------------------------------------------------------------------------------
Total assets                                                       201,512,730
----------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------
Payable for investments purchased                                    8,545,507
----------------------------------------------------------------------------------
Accrued administrative fee                                              22,602
----------------------------------------------------------------------------------
Accrued management and investment advisory fee                         104,685
----------------------------------------------------------------------------------
Other accrued expenses and payables                                    350,537
----------------------------------------------------------------------------------
Total liabilities                                                    9,023,331
----------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                          $    192,489,399
----------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital                                               $    202,652,085
----------------------------------------------------------------------------------
Undistributed investment income                                      1,946,685
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           (5,601,033)
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (6,508,338)
----------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                          $    192,489,399
----------------------------------------------------------------------------------
NET ASSET VALUE per share ($192,489,399/10,374,075 shares of common stock outstanding, $.01 par value, 30,000,000 shares
authorized)                                                   $          18.55
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS for the six months ended June 30, 2006 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------------
Income:
Interest                                                      $     5,135,434
---------------------------------------------------------------------------------
Securities lending income                                               1,044
---------------------------------------------------------------------------------
Total Income                                                        5,136,478
---------------------------------------------------------------------------------
Expenses:
Management and investment advisory fee                                425,656
---------------------------------------------------------------------------------
Administrative fee                                                     22,602
---------------------------------------------------------------------------------
Services to shareholders                                               17,837
---------------------------------------------------------------------------------
Custodian fees                                                          7,974
---------------------------------------------------------------------------------
Auditing                                                               22,806
---------------------------------------------------------------------------------
Legal                                                                  69,720
---------------------------------------------------------------------------------
Directors' fees and expenses                                           63,987
---------------------------------------------------------------------------------
Reports to shareholders                                                31,071
---------------------------------------------------------------------------------
NYSE listing fee                                                       11,317
---------------------------------------------------------------------------------
Other                                                                  54,123
---------------------------------------------------------------------------------
Total expenses                                                        727,093
---------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               4,409,385
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------------
Net realized loss from investment transactions                     (2,022,187)
---------------------------------------------------------------------------------
Net change in unrealized depreciation during the period on
investments                                                        (4,350,250)
---------------------------------------------------------------------------------
NET LOSS ON INVESTMENT TRANSACTIONS                                (6,372,437)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    (1,963,052)
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

 22   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS for the six months ended June 30, 2006 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------
Investment income received                                    $       5,137,925
-----------------------------------------------------------------------------------
Payment of operating expenses                                          (457,422)
-----------------------------------------------------------------------------------
Proceeds from sales and maturities of investments                   166,383,340
-----------------------------------------------------------------------------------
Purchases of investments                                           (165,404,450)
-----------------------------------------------------------------------------------
Net purchases, sales and maturities of short-term
investments                                                           3,980,081
-----------------------------------------------------------------------------------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES                  $       9,639,474
-----------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------
Distributions paid                                            $      (5,119,732)
-----------------------------------------------------------------------------------
Cost of shares repurchased                                             (408,411)
-----------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES                         (5,528,143)
-----------------------------------------------------------------------------------
Increase (decrease) in cash                                           4,111,331
-----------------------------------------------------------------------------------
Cash at the beginning of period                                      (4,012,522)
-----------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                     $          98,809
-----------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS TO CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    $      (1,963,052)
-----------------------------------------------------------------------------------
Net increase (decrease) in cost of investments                        2,324,937
-----------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
(depreciation) on investments                                         4,350,250
-----------------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (3,580,770)
-----------------------------------------------------------------------------------
(Increase) decrease in interest receivables                               1,447
-----------------------------------------------------------------------------------
Increase (decrease) in payable for investment purchased               8,545,507
-----------------------------------------------------------------------------------
Increase (decrease) in other accrued expenses and payables              190,132
-----------------------------------------------------------------------------------
(Increase) decrease in other assets                                    (228,977)
-----------------------------------------------------------------------------------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES                  $       9,639,474
-----------------------------------------------------------------------------------
NON-CASH FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------
REINVESTMENT OF DISTRIBUTIONS                                 $         180,000
-----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                 Montgomery Street Income Securities, Inc.    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS ENDED
                                               JUNE 30, 2006        YEAR ENDED
                                                (UNAUDITED)      DECEMBER 31, 2005
--------------------------------------------------------------------------------------
Operations:
Net investment income                         $     4,409,385    $     10,330,361
--------------------------------------------------------------------------------------
Net realized loss on investment transactions       (2,022,187)           (459,728)
--------------------------------------------------------------------------------------
Net change in unrealized depreciation during
the period on investments                          (4,350,250)         (4,541,940)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          (1,963,052)          5,328,693
--------------------------------------------------------------------------------------
Distributions to shareholders from net
investment income                                  (2,593,824)        (11,828,415)
--------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                         180,000             810,869
--------------------------------------------------------------------------------------
Cost of shares repurchased                           (408,411)           (841,458)
--------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
transactions                                         (228,411)            (30,589)
--------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                             (4,785,287)         (6,530,311)
--------------------------------------------------------------------------------------
Net assets at beginning of period                 197,274,686         203,804,997
--------------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,946,685 and $131,124, respectively)        $   192,489,399    $    197,274,686
--------------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------------
Shares outstanding at beginning of period          10,387,297          10,388,517
--------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                          10,778              46,780
--------------------------------------------------------------------------------------
Shares repurchased                                    (24,000)            (48,000)
--------------------------------------------------------------------------------------
Net decrease in Fund shares                           (13,222)             (1,220)
--------------------------------------------------------------------------------------
Shares outstanding at end of period                10,374,075          10,387,297
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

 24   Montgomery Street Income Securities, Inc.

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31,                  2006(A)    2005      2004      2003      2002      2001
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 18.99   $ 19.62   $ 19.64   $ 19.43   $ 19.00   $ 18.83
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Income(b)                                   0.50      1.14      1.18      1.20      1.36      1.45
---------------------------------------------------------------------------------------------------
 Operating expenses(b)                      (0.07)    (0.14)    (0.14)    (0.12)    (0.14)    (0.14)
---------------------------------------------------------------------------------------------------
 Net investment income(b)                    0.43      1.00      1.04      1.08      1.22      1.31
---------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
 on investment transactions                 (0.62)    (0.49)     0.17      0.42      0.54      0.20
---------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS           (0.19)     0.51      1.21      1.50      1.76      1.51
---------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      (0.25)    (1.14)    (1.23)    (1.29)    (1.33)    (1.34)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 18.55   $ 18.99   $ 19.62   $ 19.64   $ 19.43   $ 19.00
---------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD     $ 16.51   $ 16.91   $ 18.36   $ 18.55   $ 19.02   $ 18.53
---------------------------------------------------------------------------------------------------
Price range on New York Stock Exchange
for each share of Common Stock
outstanding during the period
(Unaudited):
 High ($)                                   17.57     18.85     19.39     20.45     19.67     19.95
---------------------------------------------------------------------------------------------------
 Low ($)                                    16.30     16.55     16.55     17.50     17.91     17.65
---------------------------------------------------------------------------------------------------
TOTAL RETURN
---------------------------------------------------------------------------------------------------
Based on market value (%)(c)                (0.90)**  (1.69)     5.82      4.53     10.12     14.57
---------------------------------------------------------------------------------------------------
Based on net asset value (%)(c)             (0.85)**   3.31      6.86(e)   8.22      9.71      8.49
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        192       197       204       204       201       196
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               0.75*     0.74      0.75      0.63      0.72      0.71
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               0.75*     0.74      0.72      0.63      0.72      0.71
---------------------------------------------------------------------------------------------------
Ratio of net investment income (%)           4.56*     5.11      5.26      5.47      6.36      6.78
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(d)                175*      157       149       160       259       143
---------------------------------------------------------------------------------------------------

                                 Montgomery Street Income Securities, Inc.    25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2006 (Unaudited)

(b)  Based on average shares outstanding during the period.

(c) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(d) The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates for those periods that had mortgage dollar roll transactions were 349%, 376%, 426%, 520% and 356% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001,
     respectively.

(e)  Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

 26   Montgomery Street Income Securities, Inc.

Notes to the Financial Statements (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES

Montgomery Street Income Securities, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the discretion of, the Board of Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments and short-term investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or

                                 Montgomery Street Income Securities, Inc.    27

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer ("counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Mortgage dollar rolls may be treated for purpose of the 1940 Act as borrowings by the Fund because they involve the sale of the security coupled with an agreement to repurchase.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of

 28   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

SECURITIES LENDING. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

LOAN PARTICIPATIONS/ASSIGNMENTS. The Fund may invest in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                                 Montgomery Street Income Securities, Inc.    29

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $2,653,707, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($781,347) and December 31, 2013 ($1,872,360), the respective expiration dates, whichever occurs first.

RECENT ACCOUNTING PRONOUNCEMENTS. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to stockholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

 30   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, there was no change to the undistributed net investment income capital account on a tax basis, the accumulated realized gain (loss) account on a tax basis was decreased by $940,418, and the paid-in-capital account on a tax basis was increased by $940,418.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year. For the fiscal year ended December 31, 2005, the Fund distributed $11,790,015 of ordinary income.

STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash positions in the Fund's custodian bank at June 30, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

CONTINGENCIES. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

OTHER. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding U.S. Treasury obligations and short-term investments) aggregated $141,943,910 and $119,516,866, respectively. Purchases and sales of U.S. Treasury obligations aggregated $23,460,540 and $46,866,474, respectively.

                                 Montgomery Street Income Securities, Inc.    31

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C. RELATED PARTIES

MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT. Under the Management and Investment Advisory Agreement ("Previous Agreement") with Deutsche Investment Management Americas, Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, for the period from January 1, 2006 through June 9, 2006, the Fund agreed to pay DeIM for the services rendered, an annual fee, payable monthly, equal to 0.50% of the value of net assets of the Fund up to and including $100 million, 0.45% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35% of the value of the net assets of the Fund over $200 million.

The Previous Agreement also provided, for the period from January 1, 2006 through June 9, 2006, that DeIM reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expense) borne by the Fund in any fiscal year in excess of 1.50% of the first $30 million of average net assets and in excess of 1.00% of average net assets in excess of $30 million. Further, if annual expenses, as defined in the Previous Agreement, exceeded 25% of the Fund's annual gross income, the excess would be reimbursed by DeIM.

For the period January 1, 2006 through June 9, 2006, the fees pursuant to the Previous Agreement amounted to $401,752, equivalent to an effective annualized rate of 0.46% of the Fund's average monthly net assets.

Effective June 9, 2006, under an Interim Advisory Agreement ("Interim Agreement") with Hartford Investment Management Company ("Adviser"), the Fund agreed to pay the Adviser for the services rendered, a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter; provided, however, that the compensation received by the Adviser under the Interim Agreement, when added to the compensation received by Jackson Fund Services ("JFS") under the Fund Accounting and Administration Services Agreement between the Fund and JFS, shall in no event exceed the compensation DeIM would have received under the Previous Agreement.

FUND ACCOUNTING AND ADMINISTRATION SERVICES AGREEMENT. Effective June 9, 2006, under a Fund Accounting and Administration Services Agreement

 32   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

("Administration Agreement") between the Fund and JFS, the Fund agreed to pay JFS for the services rendered, a daily fee, payable monthly, equal to 0.25% of the value of net assets of the Fund up to $100 Million; 0.20% of the value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the value of the net assets of the Fund over $200 million.

For the period June 9, 2006 through June 30, 2006, the fees pursuant to the Administration Agreement amounted to $22,602, equivalent to an effective annualized rate of 0.23% of the Fund's average daily net assets.

SERVICE PROVIDER FEES. For the period January 1, 2006 through June 9, 2006, DWS Scudder Investment Service Company ("DWS-SISC"), an affiliate of DeIM, was the transfer, dividend paying, and shareholder services agent for the Fund. During this period, the amount charged to the Fund by DWS-SISC aggregated $15,690.

Effective June 9, 2006, Mellon Investor Services LLC replaced DWS-SISC as the transfer, dividend paying, and shareholder services agent for the Fund.

DIRECTORS' FEES AND EXPENSES. The Fund pays each Director retainer fees plus specified amounts for each Board and Committee meeting attended.

D. SHARE REPURCHASES

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended June 30, 2006, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $408,411.

E. SUBSEQUENT EVENTS

On July 13, 2006, the Board of Directors approved Deloitte & Touche LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006.

Effective July 13, 2006, the Interim Investment Advisory Agreement with Hartford Investment Management Company was replaced by a definitive Agreement with the Adviser. There were no significant changes to the terms in the new definitive Agreement.

                                 Montgomery Street Income Securities, Inc.    33

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

All registered stockholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's common stock. Mellon Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Mellon Investor Services LLC, the Fund's transfer agent (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may

 34   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Mellon Investor Services LLC, P.O. Box 3315, South Hackensack, NJ 07606-1915, or by calling (877) 437-3938.

For annual report requests, please call the Transfer Agent at (877) 437-3938.

                                 Montgomery Street Income Securities, Inc.    35

Stockholder Meeting Results
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of the Fund was held on July 13, 2006 at 101 California Street, 5th Floor, San Francisco, California. At the meeting, the following matters were voted upon and approved by the stockholders:

1. To elect five Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified.

                                                   NUMBER OF VOTES:
                                                ----------------------
DIRECTORS                                          FOR        WITHHELD
----------------------------------------------------------------------
Richard J. Bradshaw                             7,319,558     276,558
----------------------------------------------------------------------
Victor L. Hymes                                 7,395,732     200,384
----------------------------------------------------------------------
John T. Packard                                 7,387,252     208,864
----------------------------------------------------------------------
Wendell G. Van Auken                            7,324,537     271,579
----------------------------------------------------------------------
James C. Van Horne                              7,319,882     276,234
----------------------------------------------------------------------

2. To approve a new investment advisory agreement between the Fund and Hartford Investment Management Company.

FOR                                               5,628,223
-----------------------------------------------------------
AGAINST                                             151,548
-----------------------------------------------------------
ABSTAIN                                             206,976
-----------------------------------------------------------

 36   Montgomery Street Income Securities, Inc.

Directors and Officers
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS

RICHARD J. BRADSHAW
  Chairman

VICTOR L. HYMES

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

MARK D. NERUD*
  President and Chief Executive Officer

JEFFREY C. NELLESSEN*
  Treasurer and Chief Financial Officer

SUSAN S. RHEE*
  Secretary and Chief Legal Officer

TONI M. BUGNI*
  Chief Compliance Officer

* Elected as of June 9, 2006.

                                 Montgomery Street Income Securities, Inc.    37

Investment Management Agreement Approval
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At a meeting held on April 18, 2006, at the conclusion of its search for a new investment advisor and administrator, the Board of Directors of the Fund, including the Directors of the Fund who were not parties to the agreement or "interested persons" of any such party as defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), voted to approve an interim advisory agreement and a new advisory agreement between the Fund and Hartford Investment Management Company ("Hartford") and to recommend that the stockholders of the Fund approve the new advisory agreement at the Annual Meeting of Stockholders to be held on July 13, 2006 (the "Annual Meeting"). The interim advisory agreement went into effect on June 9, 2006 and remained in effect until stockholders of the Fund approved the new advisory agreement at the Annual Meeting.

In reviewing the interim and new advisory agreements at the April 18 meeting, the Board of Directors considered, among other information, the written and oral reports and compilations provided by Hartford, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board also considered the written and oral advice of its independent consultant, Callan Associates ("Callan"), in connection with the search process, the Board's interviews and negotiations with the search candidates, and the written and oral presentations of JFS as to the administration of the Fund.

In approving the interim advisory agreement and the new advisory agreement, the Board of Directors considered the following factors, among others:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board examined the nature, extent and quality of the advisory services to be provided to the Fund by Hartford. The Board considered the terms of the interim advisory agreement and the new advisory agreement, the experience and qualifications of Hartford and its personnel in managing fixed-income instruments, and the proposed investment strategy to be employed by Hartford. The Board also considered the experience of Hartford in managing open- and closed-end funds, the availability of Hartford's personnel, the extent and quality of information provided by Hartford to the Board, Hartford's compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to Hartford or its affiliates. Further, the Board considered the stability of the Hartford organization and turnover in its personnel, the overall commitment of Hartford to the Fund, and the general financial condition, resources and reputation of Hartford and its parent. The

 38   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Board was generally satisfied with the nature, extent and quality of the advisory services to be provided to the Fund.

INVESTMENT PERFORMANCE. The Board reviewed the investment performance of Hartford over various periods, as compared to the performance of relevant indices, of the Fund and of other similar funds. The Board also had reviewed with Callan the ways in which the investment strategies employed by Hartford had contributed to its investment performance. The performance data showed, among other things, that Hartford's core plus fixed income strategy outperformed the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index, for the 1, 3, 5 and 7 year periods, and the Fund's historical performance for the 1, 5 and 7 year periods, ended December 31, 2005. The performance data also showed that Hartford's core plus fixed income strategy achieved top quartile performance for the 5 year period ended December 31, 2005 relative to a universe of other core plus fixed income managers. The Board was generally satisfied with the investment performance of Hartford.

COST OF SERVICES. The Board examined the cost of the services to be provided to the Fund by Hartford, including comparable expense information concerning other similar funds and certain non-fund accounts of Hartford employing similar investment strategies. The advisory fee to be charged by Hartford appeared to be comparable to that charged to the non-fund accounts and below that charged to other similar funds, although the services provided to the other similar funds may have included administration in some cases. It was noted that, in connection with its search, the Board had solicited fee proposals from several potential investment adviser candidates and that the fee to be charged by Hartford for advisory services was among the lowest fees proposed. The Board concluded that the advisory fee to be charged by Hartford was generally competitive.

PROFITS REALIZED. The Board considered the profits to be realized by Hartford from its relationship with the Fund. The Board was comforted by the fact that Hartford was selected as a result of a competitive search process and that the advisory fee to be charged by Hartford was among the lowest fees proposed. The Board recognized that Hartford was entitled to earn a profit for the services it furnishes and concluded, based on the information provided, that the profit expected to be earned by Hartford would not be excessive.

ECONOMIES OF SCALE. The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee to be

                                 Montgomery Street Income Securities, Inc.    39

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

charged by Hartford reflects these economies of scale for the benefit of Fund investors. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board negotiated with Hartford a fixed fee rate taking into account the current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

OTHER BENEFITS. The Board recognized that Hartford and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund's performance record in marketing other products, the inclusion of the Fund on its client list, the aggregation of the Fund's purchase orders with other accounts, and the potential use of soft dollars generated by the Fund to acquire research and brokerage services for Hartford as permitted by applicable law.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the interim advisory agreement and the new advisory agreement on 60 days' notice, the conduct and results of the independent search process, and the alternatives available, including a sale or liquidation of the Fund. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

 40   Montgomery Street Income Securities, Inc.

General Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  INVESTMENT MANAGER    Hartford Investment Management Company
                        55 Farmington Avenue
                        Hartford, CT 06105
---------------------------------------------------------------------

       ADMINISTRATOR    Jackson Fund Services
                        225 West Wacker Drive
                        Chicago, IL 60606
---------------------------------------------------------------------

      TRANSFER AGENT    Mellon Investor Services LLC
                        P.O. Box 3315
                        South Hackensack, NJ 07606-1915
                        (Tel) 1-877-437-3938
---------------------------------------------------------------------

           CUSTODIAN    Mellon Bank, N.A.
                        One Mellon Center
                        Pittsburgh, PA 15258
---------------------------------------------------------------------

       LEGAL COUNSEL    Howard Rice Nemerovski Canady Falk & Rabkin
                        PC
                        Three Embarcadero Center
                        San Francisco, CA 94111
---------------------------------------------------------------------

                                 Montgomery Street Income Securities, Inc.    41

Privacy Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Montgomery Street Income Securities, Inc. (the "Fund") considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its other service providers.

PERSONAL INFORMATION WE COLLECT

We do not sell any information to any third parties. However, we may, in limited instances, collect and retain certain nonpublic personal information about you, including:

     - Information we receive from broker-dealers, investment advisers, the Fund's transfer agent, and the Fund's dividend reinvestment plan administrator (such as a stockholder's name, address and tax identification number);

     - An address received from a third party when a stockholder has moved; and

     - Account balance and transaction activity.

PERSONAL INFORMATION WE MAY DISCLOSE

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

     - Disclosing information to a third party in order to process account transactions that you request or authorize;

     - Disclosing your name and address to companies that mail Fund-related materials, such as stockholder reports and proxy materials; and

     - Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose

 42   Montgomery Street Income Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

        Montgomery Street Income Securities, Inc.
        c/o Jackson Fund Services
        225 W. Wacker Drive, Suite 950
        Chicago, IL 60606

Effective: June 9, 2006

Montgomery Street Income Securities, Inc.    43

(Montgomery logo)

225 West Wacker Drive Suite 950
Chicago, Illinois 60606

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included in Reports to Stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)      Not applicable.

(b) As of the close of business on June 9, 2006 and through the present, Nasri Toutoungi, Jeff MacDonald and Charles Moon are primarily and jointly responsible for the day-to-day management of the Fund. Please see the tables below for descriptions of each individual's role, as well as prior business experience over the last 5 years.

PORTFOLIO MANAGEMENT TEAM

------------------------- ---------------------------------- --------------------------------- ------------- -------------
                                                                                                 Years At      Years In
Name                      Title                              Position                              Firm        Industry
------------------------- ---------------------------------- --------------------------------- ------------- -------------
------------------------- ---------------------------------- --------------------------------- ------------- -------------
Nasri Toutoungi           Managing Director                  Senior Portfolio Manager               3             18
------------------------- ---------------------------------- --------------------------------- ------------- -------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Current Employer                          Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Hartford Investment Management            Managing Director/Senior Portfolio          January 2003          Present
                                          Manager
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Previous Employer                         Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
BlackRock, Inc.                           Managing Director                               1998            January 2002
----------------------------------------- ----------------------------------------- ------------------ -------------------


------------------------- ---------------------------------- --------------------------------- ------------- -------------
Name                      Title                              Position                            Years At      Years In
                                                                                                   Firm        Industry
------------------------- ---------------------------------- --------------------------------- ------------- -------------
------------------------- ---------------------------------- --------------------------------- ------------- -------------
Jeff MacDonald            Vice President                     Portfolio Manager                      1             14
------------------------- ---------------------------------- --------------------------------- ------------- -------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Current Employer                          Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Hartford Investment Management            Vice President/Portfolio Manager            January 2005          Present
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Previous Employer                         Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Wellington Management Company             Assistant Vice President/ Fixed Income      December 2002      December 2004
                                          Portfolio Analyst
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Wellington Management Company             Senior Performance Analyst                  December 1999      December 2002
----------------------------------------- ----------------------------------------- ------------------ -------------------


------------------------- ---------------------------------- --------------------------------- ------------- -------------
Name                      Title                              Position                            Years At      Years In
                                                                                                   Firm        Industry
------------------------- ---------------------------------- --------------------------------- ------------- -------------
------------------------- ---------------------------------- --------------------------------- ------------- -------------
Charles Moon              Executive Vice President           Senior Portfolio Manager               1             15
------------------------- ---------------------------------- --------------------------------- ------------- -------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Current Employer                          Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Hartford Investment Management            Executive Vice President/ Director           March 2006           Present
                                          Investment Grade Credit
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Previous Employer                         Title/Function                               Start Date           End Date
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
OFI Institutional Asset Management        Co-Head Investment Grade Credit/             April 2002        February 2006
                                          Portfolio Manager
----------------------------------------- ----------------------------------------- ------------------ -------------------
----------------------------------------- ----------------------------------------- ------------------ -------------------
Morgan Stanley Investment Management      Executive Director/ Portfolio Manager         June 1999          March 2002
----------------------------------------- ----------------------------------------- ------------------ -------------------


         The other accounts managed by the Fund's portfolio managers are as follows as of June 30, 2006:
----------------------------------------------------------------------------------------------------------------------------
   Portfolio    Number and Total Assets of Other   Number and Total Assets of Other             Other Accounts
    Manager       Registered Investment Company       Pooled Investment Vehicle               as of June 30, 2006
                  Accounts as of June 30, 2006       Accounts as of June 30, 2006
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                 Performance  Asset Based Accounts  Performance      Asset Based      Performance    Asset Based Accounts
               Based Accounts                      Based Accounts      Accounts     Based Accounts
----------------------------------------------------------------------------------------------------------------------------
----------------
                #    $Assets  #       $Assets      #     $Assets  #     $Assets     #    $Assets    #         $Assets
----------------------------------------------------------------------------------------------------------------------------
Nasri Toutoungi 0      $0     4   $5,613,561,000   0       $0     1   $114,000,000  0      $0       11    $1,422,990,000
----------------------------------------------------------------------------------------------------------------------------
Jeff MacDonald  0      $0     0         $0         0       $0     0        $0       0      $0       4      $251,414,000
----------------------------------------------------------------------------------------------------------------------------
Charles Moon    0      $0     1    $99,200,000     0       $0     0        $0       0      $0       4    $27,570,788,000
----------------------------------------------------------------------------------------------------------------------------


Portfolio  managers,   including  assistant  portfolio  managers,   at  Hartford
Investment  Management manage multiple  portfolios for multiple  clients.  These accounts may include mutual funds,  separate  accounts (assets managed on behalf of  institutions  such as  pension  funds,  insurance  companies,  foundations), commingled trust accounts, and other types of funds. The portfolios managed by a portfolio manager may have investment  objectives,  strategies and risk profiles that differ from those of the Fund. Portfolio managers make investment decisions for each  portfolio,  including the Fund,  based on the  investment  objectives, policies,  practices and other relevant investment  considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio.  Securities  purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa.  A  portfolio  manager  or other  investment  professionals  at  Hartford
Investment  Management may place  transactions  on behalf of other accounts that are directly or indirectly  contrary to investment  decisions  made on behalf of the Fund, or make  investment  decisions  that are similar to those made for the
Fund, both of which have the potential to adversely impact the Fund depending on market  conditions.  In addition,  some of these  portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund.  Because a portfolio  manager's  compensation is affected by revenues earned by Hartford  Investment  Management,  the incentives associated  with the Fund  may be  significantly  higher  or  lower  than  those associated with other accounts managed by a given portfolio manager.

Hartford  Investment  Management's  goal is to provide high  quality  investment services to all of its clients,  while meeting its fiduciary obligation to treat all clients fairly.  Hartford Investment  Management has adopted and implemented policies and procedures,  including  brokerage and trade allocation policies and procedures,  that it believes  address the  conflicts  associated  with managing multiple  accounts  for  multiple  clients.  In  addition,  Hartford  Investment
Management  monitors a variety of areas,  including  compliance  with applicable laws and regulations, primary Fund guidelines, the allocation of securities, and compliance with Hartford  Investment  Management's Code of Ethics.  Furthermore,
senior  investment  and  business  personnel at Hartford  Investment  Management
periodically  review  the  performance  of  Hartford   Investment   Management's
portfolio  managers.  Although  the firm  does not  track  the time a  portfolio manager  spends on a single  portfolio,  it does  periodically  assess whether a portfolio  manager has adequate  time and  resources to  effectively  manage the portfolio manager's overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford
Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford
Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment
Management's Issue Resolution Council of any non-compliant transactions.

The conflicts addressed in the foregoing paragraph are primarily dealt with through strict adherence to Hartford Investment Management's Trade Allocation
Policy.

As of June 30, 2006, the compensation package for portfolio managers consists of three components,  which are base pay, annual incentive and long-term incentive.
The base pay program  provides a level of base pay that is competitive  with the
marketplace  and  reflects  a  portfolio  manager's   contribution  to  Hartford
Investment Management's success.

The annual incentive plan provides cash bonuses dependent on both the overall performance of Hartford Investment Management and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based on qualitative and quantitative factors including the relative performance of his/her assigned portfolios compared to a peer group or benchmark and is primarily geared to reward top quartile performance on a trailing three-year basis. The Montgomery Street Income Securities, Inc. Fund is a member of the
Lipper Corporate Debt Funds BBB-Rated  Category and is benchmarked to the Lehman
Brothers Aggregate Bond Index. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term  incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford  Investment  Management to be rewarded in the
future  based  on  the  continued   profitable  growth  of  Hartford  Investment
Management.  A designated  portion of the Hartford  Investment  Management's net operating income will be allocated to long-term  incentive awards each year. The size of the actual  individual  awards will vary  greatly.  The awards will vest over three years for most  participants  and five years for Hartford  Investment
Management's  Managing  Directors.  The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

All portfolio  managers are eligible to  participate  in The Hartford  Financial
Services Group, Inc.'s standard employee health and welfare programs, including retirement.

         As of June 30, 2006, the Fund's portfolio managers owned the following equity securities of the Fund:

                              Portfolio              Dollar Range of Equity
                                                  Securities Beneficially Owned
                                                              as of
                               MANAGER                    JUNE 30, 2006

                           Nasri Toutoungi                    None
                            Jeff MacDonald                    None
                             Charles Moon                     None

     The information in this Item 8(b) has been provided by Hartford Investment
Management Company.

Item 9.  Purchases of Equity  Securities  by  Closed-End  Management  Investment
     Company and Affiliated Purchasers.

                                                                         (c)                     (d)
                                                                         Total Number of         Maximum Number (or
                                   (a)                 (b)               Shares (or Units)       Approximate Dollar Value) of
                                   Total Number of     Average Price     Purchased as Part of    Shares (or Units) that May
                                   Shares (or Units)   Paid per Share    Publicly Announced      Yet Be Purchased Under the
Period                             Purchased(1)        (or Unit)         Plans or Programs       Plans or Programs
---------------------------------- ------------------- ----------------- ----------------------- ------------------------------
---------------------------------- ------------------- ----------------- ----------------------- ------------------------------
January 1 - January 31             12,000              17.35             n/a                     n/a
February 1 - February 28           0                   0                 n/a                     n/a
March 1 - March 31                 0                   0                 n/a                     n/a
April 1 - April 30                 5,200               16.69             n/a                     n/a
May 1 - May 31                     6,800               16.60             n/a                     n/a
June 1 - June 30                   0                   0                 n/a                     n/a
---------------------------------- ------------------- ----------------- ----------------------- ------------------------------
---------------------------------- ------------------- ----------------- ----------------------- ------------------------------

Total                              24,000              16.88             n/a                     n/a


(1) All purchases were made on the open market pursuant to the Fund's Repurchase
Program and related guidelines.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund's Board of Directors since the Fund last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11.  Controls and Procedures.

(a) The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the Fund have concluded, based on their evaluation of the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the Fund in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission's rules and forms.

(b) Effective June 9, 2006, certain changes were made to the Fund's internal control over financial reporting in connection with the change of investment adviser and administrator of the Fund. Prior to June 9, 2006, Deutsche Investment Management Americas Inc. acted as investment adviser and administrator to the Fund and was directly responsible for the Fund's internal control over financial reporting, including those policies and procedures that (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund; (2) provide reasonaHble assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and Directors of the Fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Fund's assets that could have a material effect on the financial statements. Beginning June 9, 2006, the responsibilities for the Fund's internal control over financial reporting, including those policies and procedures discussed above, were assumed by the new administrator of the Fund, Jackson Fund Services, a division of Jackson National Asset Management, LLC, subject to the supervision and oversight of the Fund, including its principal executive officer and principal financial officer and other officers of the Fund. This change in responsibilities did not result in any changes that materially affect, or are reasonably likely to materially affect, the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) for the quarter ended June 30, 2006.

Item 12.  Exhibits.

(a)(1) Not applicable.

(2) Certifications required by Rule 30a-2(a) under the Act.

(3) Not applicable.

(b) Certification required by Rule 30a-2(b) under the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Montgomery Street Income Securities, Inc.



                                     /s/ Mark D. Nerud
                            By:      Mark D. Nerud
                                     President and Principal Executive Officer

                            Date:    September 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




                                      /s/ Mark D. Nerud
                             By:      Mark D. Nerud
                                      President and Principal Executive Officer

                             Date:    September 8, 2006




                                      /s/ Daniel W. Koors
                             By:      Daniel W. Koors
                                      Treasurer and Principal Financial Officer

                             Date:    September 8, 2006

                                  EXHIBIT LIST

Exhibit 12(a)(2)(a):  Certification of the Principal  Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):  Certification of the Principal  Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):        Certification required by Rule 30a-2(b) under the Act